                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934 (Amendment No. )

         Filed by the Registrant     /X/

         Filed by a Party other than the Registrant   / /

         Check the appropriate box:

           / /   Preliminary Proxy Statement
           / /   Confidential, For Use of the Commission Only (as permitted by
                 Rule 14a-6(e)(2))
           /X/   Definitive Proxy Statement

           / /   Definitive Additional Materials

           / /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      OLYMPIC CASCADE FINANCIAL CORPORATION
-------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)
-------------------------------------------------------------------------------
          Payment of Filing Fee (Check the appropriate box):

           /X/    No fee required

           / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                      ---------------------------------------------------------
                  (2) Aggregate number of securities to which transaction
                      applies:

                      ---------------------------------------------------------
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                      ---------------------------------------------------------
                  (4) Proposed maximum aggregate value of transaction:

                      ---------------------------------------------------------
                  (5) Total fee paid:

                      ---------------------------------------------------------

              / / Fee paid previously with preliminary materials.

              / / Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:

                      ---------------------------------------------------------
                  (2) Form, Schedule or Registration Statement No.

                      ---------------------------------------------------------
                  (3) Filing Party:

                      ---------------------------------------------------------
                  (4) Date Filed:

                      ---------------------------------------------------------

                      OLYMPIC CASCADE FINANCIAL CORPORATION

                    Notice of Annual Meeting of Shareholders

                To Be Held Thursday, March 25, 1999 at 3:00 p.m.

To the Shareholders:

         The Annual Meeting of Shareholders of Olympic Cascade Financial Corporation (the "Company") will be held on March 25, 1999 at 3:00 p.m. at the Company's headquarters at 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611 for the following purposes:

         1.  To elect directors for the ensuing year;

         2. To ratify the appointment of Feldman Sherb Ehrlich & Co., P.C. as independent public accountants of the Company for the fiscal year ending September 24, 1999; and

         3. To transact such other business as may properly come before the meeting.

         Owners of record at the close of business on February 18, 1999 will be entitled to vote at the meeting or at any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be made available for inspection by any stockholder of record at the offices of the Company during market hours from February 19, 1999, through the time of the Annual Meeting.

                                            By Order of the Board of Directors

                                            /s/Robert H. Daskal
                                            ---------------------------
                                            Robert H. Daskal, Secretary

875 North Michigan Avenue
Suite 1560
Chicago, Illinois 60611
February 18, 1999


                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                      OLYMPIC CASCADE FINANCIAL CORPORATION

                            875 North Michigan Avenue
                                   Suite 1560

                             Chicago, Illinois 60611

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held March 25, 1999

      This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Olympic Cascade Financial Corporation, a Delaware corporation (the "Company"), for use at the 1999 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 3:00 p.m. on March 25, 1999 at the Company's headquarters at 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611 and at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is anticipated that this Proxy Statement will first be mailed to the Company's shareholders on or before February 24, 1999.

          The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business at the Annual Meeting. Shares of Common Stock that are voted to abstain from any business coming before the Annual Meeting and broker/nominee non-votes will be counted as being in attendance at the Annual Meeting for purposes of determining whether a quorum is present.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only shareholders of record at the close of business on February 18, 1999 will be entitled to receive notice of, and to vote at, the Annual Meeting. As of that date, there were outstanding and entitled to vote 1,510,436 shares of Common Stock, $.02 par value (the "Common Stock"). Each share of Common Stock entitles the holder thereof to one vote upon any proposal submitted for a vote at the Annual Meeting.

                                   PROPOSAL I:


                              ELECTION OF DIRECTORS

         At the 1999 Annual Meeting, shareholders will elect four Directors who will hold office until the 2000 Annual Meeting or until their respective successors are duly elected and qualified. The Board has nominated Steven A. Rothstein, Gary A. Rosenberg, James C. Holcomb, Jr. and D. S. Patel for election as Directors at the 1999 Annual Meeting. All four of the nominees are currently directors of the Company. One of the Company's directors, Robert I. Kollack, has decided for personal reasons to not seek election to the board beyond his current term, which will expire concurrently with the 1999 Annual Meeting. The Board shall not appoint additional directors prior to the Annual Meeting, but may do so later in the current term of office.

         If any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, and the Board of Directors designates another nominee, the persons named as proxies will vote the proxy for such substitute, if any. The Board of Directors has no reason to believe that any of the proposed nominees will be unable or unwilling to serve. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person.

         Each shareholder will be entitled to one vote for each share of Common Stock held at the Annual Meeting. Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons listed below as nominees. In the absence of direction, the shares represented by your proxy will be voted FOR such election. Election requires the affirmative vote by the holders of a majority of the Common Stock voting at the Annual Meeting. The Company anticipates that the holders of a majority of the outstanding common stock will be present in person or by proxy at the Annual Meeting.

         The following sets forth the names and ages of all directors and executive officers of the Company, all positions and offices to be held with the Company by such persons, and the principal occupations of each during the past five years.

NOMINEES FOR DIRECTOR

Steven A. Rothstein     48   Chairman, President and Chief Executive Officer

Mr. Rothstein has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception in February 1997. He became a member of the Board of National Securities Corporation ("National"), a wholly-owned subsidiary of the Company, in May 1995 and was appointed its Chairman on August 1, 1995. From 1979 through 1989, Mr. Rothstein was a registered representative, and Limited Partner at Bear Stearns & Co., Inc. in Chicago, Illinois and Los Angeles, California. From 1989 to 1992, Mr. Rothstein was a Senior Vice President in the Chicago office of Oppenheimer and Company, Inc. In December 1992 he joined Rodman and Renshaw, Inc., a Chicago-based broker-dealer serving as Managing Director, and joined H.J. Meyers, Inc. in Beverly Hills, California, a New York Stock Exchange member firm in March 1994. He resigned from H.J. Meyers and Company in March 1995 to associate with National. Mr. Rothstein is a 1972 graduate of Brown University, Providence, Rhode Island. Presently, Mr. Rothstein is a board member of Gateway Data Sciences, Inc., Shampan, Lamport Holdings Limited, SigmaTron International, Inc. and Vita Food Products, Inc.

Gary A. Rosenberg       58   Director

Mr. Rosenberg has served as a Director of the Company since its inception in February, 1997, and served as its President from August, 1997 until April, 1998. He was appointed to the Board of National in December, 1996. Mr. Rosenberg was Chairman and CEO of UDC Homes, Inc. (and its predecessors) from 1968 to 1994, and the Chairman (non-management) from 1994 to 1996. UDC Homes, Inc. filed a petition for relief under Chapter 11 of the Bankruptcy Code in May, 1995. Presently, Mr. Rosenberg is Chairman, Chief Executive Officer and Director of Canterbury Development Corporation, a family held company with financial, technology, entertainment and real estate interests. He is also a Director and Chairman of Dimyon Multimedia, Ltd., an Israeli multimedia and software company; Chairman and Director of the Rosenberg Foundation; Founder and Chairman of the Real Estate Research Center; member of the Board at the J. L. Kellogg Graduate School of Management at Northwestern University; and a Trustee of St. Norbert College. Mr. Rosenberg received his B.S. and M.B.A. from Northwestern University and his J.D. from the University of Wisconsin.

James C. Holcomb, Jr.   48   Director

Since 1982, Mr. Holcomb has been employed by Holcomb Investment Company, a Texas General Partnership. Holcomb Investment Company is a family owned investment vehicle, privately investing in predominantly oil and gas exploration and development. Mr. Holcomb also is a private investor in wholesale distribution and manufacturing companies, and is often actively involved in the management of the companies in which investments are made. Mr. Holcomb received his A.B. in 1972 from Brown University, and his J.D. in 1975 from the University of Texas School of Law.

D. S. Patel             56   Director

Since 1987 to the present Mr. Patel has worked as Chairman of the Board of Directors, President and Chief Executive Officer of Circuit Systems, Inc., a publicly-traded manufacturer of printed circuit boards. Mr. Patel is also presently a Director of SigmaTron International, Inc., a publicly-traded electronics contract manufacturer, a position he has had since 1994.

The Board of Directors recommends a vote FOR the election of each of the nominees for Director of the Company.

EXECUTIVE OFFICERS

Robert H. Daskal        57   Senior Vice  President, Chief Financial  Officer,
                             Treasurer and Secretary

Mr. Daskal has served as Senior Vice President, Chief Financial Officer and Treasurer of the Company since its inception in February, 1997. From 1994 to 1997 Mr. Daskal was a Director, Executive Vice President and Chief Financial Officer of Inco Homes Corporation, and from 1985 to 1994 he was a Director, Executive Vice President-Finance and Chief Financial Officer of UDC Homes, Inc. (and its predecessors). UDC Homes, Inc. filed a petition for relief under Chapter 11 of the Bankruptcy Code in May, 1995. Mr. Daskal, a former Tax Partner with Arthur Andersen & Co., became a CPA in Illinois in 1967. He received his B.B.A. and J.D. from the University of Michigan in Ann Arbor. Mr. Daskal is presently a director of Inco Homes Corporation.

Michael A. Bresner      55   Senior Vice President and Chief Operating Officer

Mr. Bresner became Senior Vice President and Chief Operating Officer of the Company in January, 1998. In August 1998, he was named President and Chief Operating Officer of National. Prior to joining the Company, Mr. Bresner worked as Managing Director of H.J. Meyers, Inc., a position he held since 1990. Additionally, Mr. Bresner served as Directing Editor of the Value Line Special Situations Service.

MEETINGS OF DIRECTORS

The Company's Board does not presently have a nominating or compensation committee. The Audit Committee (currently comprised of Messrs. Holcomb and Patel) meets with Company personnel and with representatives of Feldman Sherb Ehrlich & Co., P.C., the Company's independent public accountants, to consider and review internal accounting controls and matters relating to the annual audit of the Company's financial statements.

The Audit Committee did not formally meet during the fiscal year 1998.

During the fiscal year ended September 25, 1998, the Company's Board of Directors met or acted by Unanimous Written Consent a total of five times. No incumbent director participated in fewer than 100% of the Board's activities while he was a director, with the exception of D. S. Patel, who was unable to participate in either of the two meetings held while he was a director.

DIRECTOR COMPENSATION

To date, no director of the Company has received any cash compensation for serving on the Board. The Company does not anticipate paying inside directors any cash compensation in the future. Outside directors (i.e., directors who are not also officers or employees of the Company or of a subsidiary) will be paid $1,000 per meeting attended in person, and $500 per meeting attended by phone. Outside directors shall also be granted options to purchase 5,000 shares of the Company's common stock each year of their tenure, options which shall fully vest six months after the date of issuance. The Company shall reimburse all directors for expenses incurred traveling to and from board meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year 1998 the Company advanced certain monies to Steven A. Rothstein, its Chairman, President and Chief Executive Officer. The largest aggregate amount outstanding to the Company during the fiscal year was approximately $185,000. At September 25, 1998 the balance outstanding was approximately $54,000. The Company has not charged Mr. Rothstein interest on these advances.

EXECUTIVE COMPENSATION


The following table sets forth the cash compensation paid by the Company to each of its most highly compensated officers (the "Named Executive Officers") during the fiscal years ended 1998, 1997 and 1996:

                                                                                                           Long-Term
                                                                 Annual Compensation                      Compensation
                                                 ---------------------------------------------------       Securities
                                      Year                                              Other              Underlying
   Name and Capacity                  Ended         Salary           Bonus           Compensation *         Options
------------------------             -------     ------------     ------------     -----------------     --------------
Steven A. Rothstein                   1998        $  225,000       $  287,000       $     453,000 **       $     -
Chairman, Chief                       1997        $   24,000       $   32,000       $   1,364,000 **       $     -
Executive Officer and President       1996        $   24,000       $  194,000       $   1,775,000 **       $     -

Robert H. Daskal                      1998        $  170,000       $   35,000       $       -              $     -
Senior Vice President,                1997        $   82,000       $     -          $       -              $     -
Chief Financial Officer,
Treasurer and Secretary

Michael A. Bresner                    1998        $  205,000       $   75,000       $       -             $      -
Senior Vice President
and Chief Operating Officer

* Amounts relate to commissions earned in the normal course of business, fees received for Corporate Finance services and profit from the sale during the year of the Company's stock obtained through the exercise of stock options.

** This compensation paid to Mr. Rothstein by the Company represents a percentage of business generated or supervised by Mr. Rothstein as follows: he is paid 50% of the commission generated on retail trades (compared to the 70% typically paid to National's brokers), and 70% of the compensation collected by the firm (including warrants) on corporate finance transactions which he introduces and executes. Mr. Rothstein also collects an override on fees collected from all other corporate finance transactions as well as on business he creates for the firm.

In April, 1998, the Company and Mr. Rothstein agreed upon terms for a new employment agreement pursuant to which the Company will pay him as follows:
$480,000 annual salary, 50% of the commission generated on retail trades (compared to the 70% typically paid to National's brokers), and a calculable bonus based upon the Company's consolidated income before tax.

The Company has granted options to certain officers, directors, employees and investment executives. The options granted during the last fiscal year (adjusted for stock dividends) to the Named Executive Officers are as follows:

                                              Option Grants in Last Fiscal Year
                       -------------------------------------------------------------------------------------
                                                                                   Potential Realized Value
                        Number of     % of Total                                   at Assumed Annual Rates
                       Securities       Options                                  of Stock Price Appreciation
                       Underlying     Granted to                                      for Option Term
                        Options       Employees       Exercise     Expiration    ---------------------------
    Name                Granted     in Fiscal Year     Price         Date            5%            10%
--------------         ----------   --------------  ------------  ------------   ------------  -------------
Steven A. Rothstein      36,750        24.75%         $  5.36      11/11/02         $67,000      $ 120,000

Michael A. Bresner       75,000        50.50%         $  4.13      02/04/03         $85,000      $ 189,000


The options exercised by the Named Executive Officers, and the fiscal year and value of unexercised options, are as follows:

                          Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
                       ----------------------------------------------------------------------------------------
                                                        Number of Securities            Value of Unexercised
                                                       Underlying Unexercised           In-the-Money Options
                          Shares                     Options at Fiscal Year End          at Fiscal Year End
                         Acquired      Value      -------------------------------    --------------------------
    Name               on Exercise    Realized     Exercisable       Unexercisable   Exercisable   Unexercisable
--------------         -------------  --------    ---------------    ------------    ----------    ------------
Steven A. Rothstein         -            -            323,209               -             -               -

Robert H. Daskal            -            -             22,601               -             -               -

Michael A. Bresner          -            -             75,000               -             -               -

The Company has employment agreements with the three Named Executive Officers. None of the Named Executive Officers may be terminated against his will without a finding of fraud, theft or defalcation. The agreements generally provide that the officers will devote their entire time and attention to the business of the Company, will refrain during employment and for a period of one year thereafter from competing with the Company, and will not disclose confidential or trade secret information belonging to the Company. Each of the agreements provides for a cash severance payment. Mr. Rothstein's severance payment is contingent upon National's net capital, as defined under the SEC's Uniform Net Capital Rule 15c3-1, exceeding $3,500,000 after honoring the severance obligation.

COMPENSATION COMMITTEE

In lieu of a formal compensation committee, the Company's board of directors determines executive officer compensation.

The Company believes the compensation paid to its executive officers is competitive with companies within its industry that are comparable in size and by companies outside the industry with which the Company competes for executive talent.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

The following compares cumulative total stockholder return on the Company's common stock with the cumulative total stockholder return on the common equity of the companies in the NASDAQ U.S. Index and the NASDAQ Financial Index (the "Peer Group") for the period from October 1, 1993 to September 25, 1998.

                               Olympic                            NASDAQ
 Measurement Period            Cascade            NASDAQ         Financial
(Fiscal Year Covered)         Financial         U.S. Index         Index
---------------------         ---------         ----------       ---------
        1993                    100.00            100.00          100.00
        1994                    131.64             98.60           98.32
        1995                    141.77            136.20          134.56
        1996                    390.76            161.61          158.66
        1997                    271.41            221.85          218.28
        1998                    128.92            226.38          218.18

The above assumes a $100 investment on October 1, 1993, in each of Olympic Cascade Financial Corporation Common Stock, NASDAQ U.S. Index and the NASDAQ Financial Index (the "Peer Group"), and further assumes the reinvestment of all dividends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

The following information is furnished as of February 1, 1999 as to any person who the Company knows to be the beneficial owner of more than 5% of the Company's common stock:

                                                      Amount of
                         Name/Address of              Beneficial       Percent
Title of Class           Beneficial Owner             Ownership(1)     of Class
--------------      ---------------------------       -----------      --------
Common stock        Steven A. Rothstein                752,442(2)       42.12%
                    2737 Illinois Road
                    Wilmette, IL  60091

Common stock        Marshall S. Geller                 112,858(3)        7.63%
                    11100 Santa Monica Boulevard
                    Suite 970
                    Los Angeles, CA  90025


Common stock        Gary A. Rosenberg                  122,194(4)        7.71%
                    1427 North State Parkway
                    Chicago, IL  60610

Common stock        Maynard Mall Realty Trust           76,578           5.23%
                    95 Main Street
                    Maynard, MA  01754

1 All securities are beneficially owned directly be persons listed in the table (except as otherwise indicated).

2 Includes 58,550 shares owned by direct family members, 49,210 shares owned by retirement plans and 323,209 shares of vested unexercised stock options.

3 Includes 16,537 shares of vested unexercised warrants to purchase common stock owned by Geller & Friend Capital Partners. Also includes shares subject to a Voting Agreement expiring in August, 1999 and requiring these shares be voted in favor of director nominees proposed by the Company's Board of Directors. All of the 96,321 shares directly owned by Mr. Geller were sold subsequent to February 1, 1999.

4    Includes 122,194 shares of vested unexercised stock options.

MANAGEMENT

The following information is furnished as of February 1, 1999 as to each class of equity securities of the Company beneficially owned by all directors and officers of the Company as a group.

                                                                      Amount of
                                                                      Beneficial      Percent
                   Name and Title of Beneficial Owner                 Ownership      of Class
                   ----------------------------------                 ---------      --------
Steven A. Rothstein - Chairman , President and                        752,442(1)      42.12%
                      Chief Executive Officer

Gary A. Rosenberg - Director                                          122,194(2)       7.71%

James C. Holcomb, Jr. - Director                                        6,703          --

Robert H. Daskal - Senior Vice President, Chief Financial
                   Officer, Treasurer and Secretary                    22,601(2)       1.52%

Michael A. Bresner - Senior Vice President and Chief Operating
                     Officer                                           75,000(2)       4.88%

All officers and directors of the Company as a group (six persons)    978,940(3)      48.80%

(1) Includes 58,550 shares owned by direct family members, 49,210 shares owned by retirement plans and 323,209 shares of vested unexercised stock options.

(2)  Includes only shares of vested unexercised stock options.

(3)  Includes 543,004 shares of vested unexercised stock options.



                                  PROPOSAL II:

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Feldman Sherb Ehrlich & Co., P.C. as the Company's independent public accountants for the fiscal year ending September 24, 1999. A resolution will be presented at the meeting to ratify the appointment of Feldman Sherb Ehrlich & Co., P.C. The Company does not expect that a representative of Feldman Sherb Ehrlich & Co., P.C. will be present at the Annual Meeting.

The Board of Directors recommends a vote FOR ratification of the appointment of Feldman Sherb Ehrlich & Co., P.C. as the Company's independent public accountants for the fiscal year ending September 24, 1999.

                                VOTING PROCEDURES

The Company has one class of voting shares outstanding, namely Common Shares, of which there were 1,510,436 outstanding at the close of business on February 18, 1999 (the "Record Date"). Each shareholder present or represented at the Annual Meeting will be entitled to one vote per share. Shareholder action requires the affirmative vote by the holders of a majority of the Common Stock voting at the Annual Meeting. It is presently anticipated that votes will be cast by a show of hands.

                              STOCKHOLDER PROPOSALS

Stockholders proposals intended to be considered at the 2000 Annual Meeting of Stockholders must be received by the Company no later than September 24, 1999. The proposal must be mailed to the Company's principal executive offices, 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611, Attention: Robert H. Daskal. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                  OTHER MATTERS

The Company will bear the cost of solicitation of proxies. Proxies will be solicited by mail. They may also be solicited by officers and regular employees of the Company and its subsidiaries personally or by telephone, but such persons will not be specifically compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons and will be reimbursed for their reasonable expenses incurred in connection therewith.

Management knows of no business to be brought before the Annual Meeting of Stockholders other than that set forth herein. However, if any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters. Even if you plan to attend the meeting in person, please execute, date and return the enclosed proxy promptly. Should you attend the meeting, you may revoke the proxy by voting in person. A postage-paid, return-addressed envelope in enclosed for your convenience. Your cooperation in giving this your prompt attention will be appreciated.


                                          By Order of the Board of Directors,

                                          /s/Robert H. Daskal
                                          ---------------------------
                                          Robert H. Daskal, Secretary

February 18, 1999
Chicago, Illinois

                     OLYMPIC CASCADE FINANCIAL CORPORATION

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTOR OF OLYMPIC CASCADE FINANCIAL CORPORATION.

    The undersigned stockholder of Olympic Cascade Financial Corporation (the Company ) hereby constitutes and appoints Steven A. Rothstein, attorney and proxy of the undersigned, with power of substitution, to attend, vote and act for the undersigned at the special meeting of stockholders of the Company, a Delaware corporation, to be held at the offices of Olympic Cascade Financial Corporation, 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611 on March 25, 1999 at 3:00 p.m. local time, and at any adjournments thereof, with respect to the following on the reverse side of this proxy card:

    Please mark your votes as in this example.

Proposals:

    1. To elect the nominees for directors named in the accompanying Proxy Statement.

               / /  For         / /  Against         / /  Abstain

    2. To appoint Feldman Sherb Ehrlich & Co., P.C. as independent public accountants of the Company for the fiscal year ending September 24, 1999.

               / /  For         / /  Against         / /  Abstain

                  (TO BE CONTINUED AND SIGNED ON REVERSE SIDE)

    If not otherwise directed, this proxy will be voted FOR each of the three proposals listed on the reverse side of this card.

    The Board of Directors recommends voting in favor of each of the three proposals.

                                               Signature
      --------------------------------------------------------------------------

                                               Date
  ------------------------------------------------------------------------------

                                               Signature
      --------------------------------------------------------------------------

                                                       (if held jointly)

                                               Date
  ------------------------------------------------------------------------------

                                               Note: Please sign exactly as your
                                               name appears hereon. If signing
                                               as attorney, executor,
                                               administrator, trustee, guardian
                                               or the like, please give your
                                               full title as such. If signing
                                               for a corporation, please give
                                               your title.

                                               PLEASE DATE, SIGN AND MAIL AT
                                               ONCE IN THE ENCLOSED POSTPAID
                                               ENVELOPE.